                                  Exhibit 31.1

                            Section 302 Certification
                          of Kent I. Madsen (President)

                                  CERTIFICATION

         I, Kent I. Madsen, certify that:

1.       I have reviewed this annual report on Form 10-K of MACC Private
         Equities Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to sate a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
         registrant and have:

a)       Designed such disclosure controls and procedures, or caused such disclosure controls or procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)       Evaluated the effectiveness of the registrant's disclosure controls and presented in this report our conclusions about the effectiveness of the controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)       Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the
         Evaluation Date;

5.       The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)       all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

Date: January 12, 2005

             /s/ Kent I. Madsen
         -----------------------------------
         Kent I. Madsen
         President and Secretary